Exhibit 99.1

Mid-Con Energy Partners, LP Announces Pricing of Initial Public Offering

DALLAS, Dec. 14, 2011 (GLOBE NEWSWIRE) — Mid-Con Energy Partners, LP (“Mid-Con Energy”), announced today the pricing of its initial public offering of 5,400,000 common units representing limited partner interests at $18.00 per common unit. The common units will begin trading on the NASDAQ Global Market on December 15, 2011 under the ticker symbol “MCEP.” The underwriters have been granted a 30-day option to purchase from Mid-Con Energy up to an additional 810,000 common units to cover over-allotments, if any. The offering is expected to close on or about December 20, 2011, subject to customary closing conditions.

Upon completion of the offering, the public will own a 30.0% limited partner interest in Mid-Con Energy, or a 34.5% limited partner interest if the underwriters exercise their over-allotment option in full.

RBC Capital Markets, Raymond James and Wells Fargo Securities are acting as joint book-running managers for the offering. Baird and Oppenheimer & Co. are acting as co-managers for the offering. This offering of common units will be made only by means of a prospectus. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, when available, may be obtained from the offices of:

RBC Capital Markets

Attn: Prospectus Department

3 World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

Raymond James

Attn: Equity Syndicate

880 Carillon Parkway

Tower 3, 5th Floor

St. Petersburg, Florida 33716

Telephone: (800) 248-8863

Wells Fargo Securities

Attn: Equity Syndicate Department

375 Park Avenue

New York, New York 10152

Email: cmclientsupport@wellsfargo.com

Telephone: (800) 326-5897

A registration statement relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The registration statement is available on the SEC’s website at http://www.sec.gov under the registrant’s name, “Mid-Con Energy Partners, LP.” This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Mid-Con Energy Partners, LP

Mid-Con Energy is a Delaware limited partnership formed in July 2011 to own, operate, acquire, exploit and develop producing oil and natural gas properties in North America, with a focus on the Mid-Continent region of the United States. Mid-Con Energy’s core areas of operation are located in Southern Oklahoma, Northeastern Oklahoma and parts of Oklahoma and Colorado within the Hugoton Basin.

The Mid-Con Energy Partners, LP logo is available at http://www.globenewswire.com/newsroom/prs/?pkqid=11192

Forward Looking Statements

This press release includes “forward-looking statements” — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan” or “will” or other similar words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For example, we may not be able to raise the planned amount of capital, and we may not be able to complete the proposed offering on the timetable indicated because of general market conditions or otherwise. For further discussion of risks and uncertainties, you should refer to Mid-Con Energy’s SEC filings. Mid-Con Energy undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

CONTACT:	Jeff Olmstead
Chief Financial Officer
(918) 743–7575
jolmstead@midcon–energy.com